UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2011

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

MSHA Complaint

On June 24, 2011, CAM Mining LLC (“CAM”), a subsidiary of Rhino Resource Partners LP (“Rhino”), received notice that on June 23, 2011, the Mine Safety and Health Administration (“MSHA”) commenced an action in  the United States District Court of the Eastern District of Kentucky seeking injunctive relief as a result of alleged violations of Sections 103, 104, and 108 of the Federal Mine Safety and Health Act of 1977, (as amended, the “Mine Act”), at Rhino’s Mine 28 in connection with an inspection on June 17, 2011 by MSHA inspectors.  More specifically, MSHA was notified that CAM employees working the second shift had allegedly been smoking underground at Mine 28 which has a history of methane and hydrocarbon production and ignition.  The complaint alleges that when MSHA inspectors arrived at Mine 28 on June 17, 2011 to inspect the mine with respect to the smoking allegation, CAM employees gave advance notice of the inspection to miners working underground and that this advance notice hindered, interfered with and delayed the inspection by MSHA.  The complaint asserts that the MSHA inspectors did not find any evidence of smoking paraphernalia during the inspection, which was allegedly the result of this advance notice.  Although the mine safety laws permit MSHA to pursue a number of remedies for violations of the advance warning prohibitions, the complaint seeks an injunction to enjoin CAM from any further violations of Sections 103, 104, and 108 of the Mine Act. Rhino is currently investigating the allegations in the complaint and intends to continue to fully cooperate with MSHA to ensure that all mine safety and health regulations are being complied with at its mines.

Imminent Danger Order

On July 21, 2010, the Dodd-Frank Wall Street and Consumer Protection Act (the “Dodd-Frank Act”) was enacted into federal law. Section 1503 of the Dodd-Frank Act requires a reporting company operating coal mines or with subsidiaries that operate coal mines to file a Current Report on Form 8-K upon receipt of written notice from MSHA of an imminent danger order under Section 107(a) of the Mine Act.

On June 28, 2011 at 9:55 am local time, Hopedale Mining LLC, a subsidiary of Rhino, received an imminent danger order under Section 107(a) of the Mine Act with respect to a condition in the ventilation system at its Nelms preparation plant near Cadiz, Ohio.  The order stated that excessive methane was detected in the air current used to ventilate the draw-off tunnel of the clean coal silos.  Hopedale Mining responded immediately to reduce the methane concentrations, and by 12:15 pm local time on June 28, 2011, MSHA terminated the order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

	By:	Rhino GP LLC,
Its General Partner
Dated: June 30, 2011
	By:	/s/ Joseph R. Miller
	Name:	Joseph R. Miller
	Title:	Vice President, Secretary and General Counsel